Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

I, Karen A. Richardson, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

1. The annual report on Form 10-K to which this statement is an exhibit fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of E.piphany, Inc.

Date: March 8, 2004	/s/ Karen A. Richardson Karen A. Richardson Chief Executive Officer

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Exhibit 32.1

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

I, Kevin J. Yeaman, hereby certify, pursuant to Section 1350 of Chapter 63 of title 18, United States Code, that:

1. The annual report on Form 10-K to which this statement is an exhibit fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of E.piphany, Inc.

Date: March 8, 2004	/s/ Kevin J. Yeaman Kevin J. Yeaman Chief Financial Officer

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